NEW ENGLAND EQUITY INCOME FUND

  Supplement dated September 1, 1997 to Prospectus dated September 1, 1997

The following information supplements the section in the prospectus captioned
       "Buying Fund Shares -- Sales Charges," which begins on page 11.

Through November 30, 1997, or until total net assets of the Fund reach $25 million, whichever occurs first, the Distributor may reallow to participating investment dealers (excluding New England Securities Corporation) 100% of the sales charge on sales of Class A shares on which a sales charge is paid. During this period, the Distributor may pay a commission of 0.50% in addition to the dealer's concession as set forth in the Prospectus on sales of Class A shares by New England Securities Corporation on which a sales charge is paid. During this period, the Distributor may pay participating investment dealers (including New England Securities Corporation) an additional commission of 0.50% on sales of Class B shares and on sales of $1,000,000 or more of Class A shares, and an additional commission of 0.25% on sales of Class C shares.

For the purposes of the foregoing, "sales" do not include exchanges made at net asset value from another New England Fund.
                                                                    SP63-0997